                                                                EXHIBIT 10.22(c)


                                                                  CONFORMED COPY



                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

                AMENDMENT NO. 2 dated as of May 30, 1997 to the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of November 15,
                                ------ ---------
1996, as amended, among Young Broadcasting Inc., a Delaware corporation (the "Borrower"), the banks and other financial institutions listed on the signature
 --------
pages thereof (the "Lenders"), Bankers Trust Company, as Administrative Agent
                    -------
and Issuing Bank (the "Administrative Agent"), Canadian Imperial Bank of
                       -------------- -----
Commerce, as Documentation Agent, and Morgan Guaranty Trust Company of New York, as Syndication Agent.

                             W I T N E S S E T H:
                             - - - - - - - - - -

                WHEREAS, the Borrower and the Lenders wish to amend certain provisions of the Credit Agreement;

                NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                SECTION 1.01. Definitions. Unless otherwise defined herein,
                              -----------
terms defined in the Credit Agreement are used herein as therein defined.

                                  ARTICLE II

                                  AMENDMENTS

                SECTION 2.01. Amendments to Definitions. (a) The definition of
                              ---------- -- -----------
"Base Rate Margin" contained in Section 1.01 of the Credit Agreement is amended by replacing the table contained therein with the following table:

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      Debt to Operating Cash Flow Ratio
      ---------------------------------

  Greater than or equal to         But less than            Base Rate Margin
  ------------------------         -------------            ----------------

            6.0                         N/A                      1.125%

            5.5                         6.0                      0.875%

            5.0                         5.5                      0.625%

            4.0                         5.0                      0.125%

            0.0                         4.0                      0.000%


      (b) The definition of "CD Rate Margin" contained in Section 1.01 of the Credit Agreement is amended by replacing the table contained therein with the following table:

      Debt to Operating Cash Flow Ratio
      ---------------------------------

  Greater than or equal to         But less than            CD Rate Margin
  ------------------------         -------------            --------------

            6.0                         N/A                      2.250%

            5.5                         6.0                      2.000%

            5.0                         5.5                      1.750%

            4.0                         5.0                      1.250%

            0.0                         4.0                      1.000%


      (c) The definition of "Eurodollar Margin" contained in Section 1.01 of the Credit Agreement is amended by replacing the table contained therein with the following table:

      Debt to Operating Cash Flow Ratio
      ---------------------------------

  Greater than or equal to         But less than             Eurodollar Margin
  ------------------------         -------------             -----------------

            6.0                         N/A                      2.125%

            5.5                         6.0                      1.875%

            5.0                         5.5                      1.625%

            4.0                         5.0                      1.125%

            0.0                         4.0                      0.875%



                SECTION 2.02.  Amendment to Letter of Credit Fees. Section
                               ----------------------------------
2.06(d) of the Credit Agreement is amended by replacing the table contained therein with the following table:


      Debt to Operating Cash Flow Ratio
      ---------------------------------

  Greater than or equal to         But less than       Letter of Credit Fee Rate
  ------------------------         -------------       -------------------------

            6.0                         N/A                      2.125%

            5.5                         6.0                      1.875%

            5.0                         5.5                      1.625%

            4.0                         5.0                      1.125%

            0.0                         4.0                      0.875%


                                  ARTICLE III

                                 MISCELLANEOUS

                SECTION 3.01.  Representations Correct; No Default. The Borrower
                               -----------------------------------
represents and warrants that on and as of the date hereof: (i) the representations and warranties contained in the Credit Agreement (after giving effect to this Amendment No. 2), the Guaranty Agreement, each Security Agreement, each Pledge Agreement and each Mortgage are and shall be correct, before and after giving effect to any Borrowing or Letter of Credit issuance on such date and to the application of the proceeds therefrom, as though made on and as of such date; and (ii) no event has or shall have occurred and be continuing, or would result from any Borrowing or Letter

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of Credit issuance on such date, or from the application of the proceeds therefrom, which constitutes a Default.

                SECTION 3.02. Effectiveness. This Amendment No. 2 shall become
                              -------------
effective on the date when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower, each Guarantor and each Lender (or, in the case of any party as to which an executed counterpart thereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

                SECTION 3.03. GOVERNING LAW. THIS AMENDMENT NO. 2 SHALL BE
                              -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

                SECTION 3.04.  Effect of Amendment. Except as expressly set
                               -------------------
forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

                SECTION  3.05.  Execution in Counterparts. This Amendment No. 2
                                -------------------------
may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective authorized officers as of the date first above written.

                                YOUNG BROADCASTING INC.

                                By:/s/ James A. Morgan
                                   ---------------------------------------------
                                       Title:  Executive Vice President
                                       and Chief Financial Officer


                                BANKERS TRUST COMPANY, AS
                                ADMINISTRATIVE AGENT AND AS
                                ISSUING BANK

                                By:/s/ Timothy Morris
                                   ---------------------------------------------
                                        Title: Vice President


                                CANADIAN IMPERIAL BANK OF
                                COMMERCE, AS DOCUMENTATION
                                AGENT

                                By:/s/ Lorain C. Granberg
                                   ---------------------------------------------
                                       Title: Director, CIBC Wood Gundy
                                       Securities Corp., as Agent


                                MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK, AS SYNDICATION AGENT

                                By:/s/ R. Blake Witherington
                                   ---------------------------------------------
                                       Title: Vice President

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                                LENDERS
                                -------

                                BANKERS TRUST COMPANY

                                By:/s/ Timothy Morris
                                   ---------------------------------------------
                                       Title: Vice President


                                BANK OF AMERICA NATIONAL
                                TRUST AND SAVINGS ASSOCIATION

                                By:/s/ Carl F. Salas
                                   ---------------------------------------------
                                       Title: Vice President


                                BANK OF IRELAND GRAND CAYMAN

                                By:/s/ Joan Mitchell
                                   ---------------------------------------------
                                       Title: Account Manager


                                THE BANK OF NEW YORK

                                By:/s/ Jerome Kapelus
                                   ---------------------------------------------
                                       Title: Vice President


                                BANK OF TOKYO-MITSUBISHI
                                TRUST COMPANY

                                By:/s/ John P. Judge
                                   ---------------------------------------------
                                       Title: VP & Co-Head

                                BANQUE FRANCAISE DU COMMERCE
                                EXTERIEUR

                                By:/s/ Peter Karl Harris
                                   ---------------------------------------------
                                       Title: Vice President

                                By:/s/ Wiliam C. Maier
                                   ---------------------------------------------
                                       Title: VP-Group Manager


                                BANQUE PARIBAS

                                 By:/s/ Lynne S. Randall
                                    --------------------------------------------
                                        Title: Vice President

                                 By:/s/ William B. Schink
                                    --------------------------------------------
                                        Title: Vice President


                                COMCANADIAN IMPERIAL BANK OF
                                COMMERCE

                                By:/s/ Lorain C. Granberg
                                   ---------------------------------------------
                                       Title: Director, CIBC Wood Gundy
                                              Securities Corp., as Agent


                                COMPAGNIE FINANCIERE DE CIC ET DE
                                L'UNION EUROPEENNE

                                By:/s/ Brian O'Leary
                                   ---------------------------------------------
                                       Title: Vice President

                                By:/s/ Marcus Edward
                                   ---------------------------------------------
                                       Title: Vice President

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                                COOPERATIEVE CENTRALE RAIFFEISEN-
                                BOERENLEENBANK B.A., "RABOBANK
                                NEDERLAND", NEW YORK BRANCH

                                By:/s/ Robert S. Bucklin
                                   ---------------------------------------------
                                       Title: Deputy General Manager

                                By:/s/ Angela R. Reilly
                                   ---------------------------------------------
                                       Title: Vice President


                                THE DAI-ICHI KANGYO BANK, LTD.

                                By:/s/ Frank A. Bertelle
                                   ---------------------------------------------
                                       Title: Assistant Vice President


                                THE FIRST NATIONAL BANK OF BOSTON

                                By:/s/ Robert F. Milordi
                                   ---------------------------------------------
                                       Title: Managing Director


                                FIRST UNION NATIONAL BANK OF NORTH
                                CAROLINA, AS SWINGLINE LENDER AND
                                AS A BANK

                                By:/s/ Bruce W. Loftin
                                   ---------------------------------------------
                                       Title: Senior Vice President

                                FLEET BANK, N.A.

                                By:/s/ Adam Bester
                                   ---------------------------------------------
                                       Title: Senior Vice President

                                HELLER FINANCIAL, INC.

                                By:/s/ Linda W. Wolf
                                   ---------------------------------------------
                                       Title: Senior Vice President


                                THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED

                                By:/s/ Jeffrey Cole
                                   ---------------------------------------------
                                       Title: Senior Vice President


                                LEHMAN COMMERCIAL PAPER INC.

                                By:/s/ Michele Swanson
                                   ---------------------------------------------
                                       Title: Authorized Signatory


                                LTCB TRUST COMPANY

                                By:/s/ Shuichi Tajima
                                   ---------------------------------------------
                                       Title: Senior Vice President


                                MELLON BANK N.A.

                                By:/s/ Nathan H. Kelm
                                   ---------------------------------------------
                                       Title: Assistant Vice President

                                MERCANTILE BANK OF ST. LOUIS
                                NATIONAL ASSOCIATION

                                By:/s/ Gregory D. Knudsen
                                   ---------------------------------------------
                                       Title: Vice President


                                MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK

                                By:/s/ R. Blake Witherington
                                   ---------------------------------------------
                                       Title: Vice President


                                THE SANWA BANK, LIMITED, NEW YORK
                                BRANCH

                                By:/s/ Shayn P. March
                                   ---------------------------------------------
                                       Title: Assistant Vice President


                                SENIOR DEBT PORTFOLIO

                                By:    Boston Management and Research, as
                                       Investment Advisors

                                By:/s/ Payson F. Swaffield
                                   ---------------------------------------------
                                       Title: Vice President


                                SOCIETE GENERALE

                                By:/s/ Elaine Khalil
                                   ---------------------------------------------
                                       Title: Vice President

                                SUNTRUST BANK CENTRAL FLORIDA

                                By:/s/ Janet P. Sammons
                                   ---------------------------------------------
                                       Title: Vice President


                                VAN KAMPEN AMERICAN CAPITAL
                                PRIME RATE INCOME TRUST

                                By:/s/ Jeffrey W. Maillet
                                   ---------------------------------------------
                                       Title: Senior Vice President & Director


                                IMPERIAL BANK

                                By:/s/ Ray Vadalma
                                   ---------------------------------------------
                                       Title: Senior Vice President


                                GENERAL ELECTRIC CAPITAL
                                CORPORATION

                                By:/s/ Janet K. Williams

                                   ---------------------------------------------
                                       Title: Duly Authorized Signatory


                                CAISSE NATIONALE DE CREDIT
                                AGRICOLE

                                By:/s/ John McCloskey
                                   ---------------------------------------------
                                       Title: Vice President

        Each of the undersigned Guarantors hereby consents to the foregoing Amendment No. 2 and hereby affirms its guaranty of the obligations of the Borrower under the Credit Agreement, pursuant to the Guaranty Agreement:

YOUNG BROADCASTING OF LANSING, INC.
YOUNG BROADCASTING OF LOUISIANA, INC.
YOUNG BROADCASTING OF LA CROSSE, INC.
YOUNG BROADCASTING OF NASHVILLE, INC.
YOUNG BROADCASTING OF ALBANY, INC.
WINNEBAGO TELEVISION CORPORATION
KLFY, L.P.
      By:  Young Broadcasting of Louisiana, Inc., its General Partner
WKRN, L.P.
      By:  Young Broadcasting of Nashville, Inc., its General Partner
LAT, INC.
YBT, INC.
YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
WATE, L.P.
      By:  Young Broadcasting of Knoxville, Inc., its General Partner
YBK, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF LOS ANGELES, INC.
FIDELITY TELEVISION, INC.

By:/s/ James A. Morgan
   --------------------------------------
       Title:  Executive Vice President
       and Chief Financial Officer

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